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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 7, 1997
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                            SLM INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                    34-0-19596                 13-36-32297
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 (State of other juris-            (Commission              (I.R.S. Employer
diction of incorporation)          File Number)            Identification No.)



              C/O MASKA U.S., INC.
77 Route 25, Pierson Industrial Park, Bradford, VT                 05033
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     (Address of principal executive offices)                   (Zip Code)


                                 (518) 773-4401
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)

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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

       (i) The Company's former accountants, Coopers & Lybrand LLP, were dismissed on May 7, 1997.

       (ii) Coopers & Lybrand LLP's report on the Company's financial statements for the fiscal year ended December 31, 1995 was qualified by a paragraph reading as follows:

                  "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 1 to the financial statements, the Company has incurred significant losses from operations and negative cash flows for the year ended December 31, 1995. In addition, Buddy L Inc., a subsidiary, filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court on March 2, 1995, and six other subsidiaries filed for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court on October 24, 1995. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of these uncertainties."

                  The report of Coopers & Lybrand LLP for the fiscal year ended December 31, 1996 did not contain an adverse opinion or a disclaimer of opinion or any qualification or modification as to uncertainty, audit scope or accounting principles.

      (iii) The Company's change of accountants was approved by the Company's Board of Directors on April 30, 1997.

      (iv) During the fiscal years ended December 31, 1995 and 1996, and all subsequent interim periods through May 7, 1997 (i.e. the date of dismissal), there were no

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            disagreements with the Company's former accountants on any matter of accounting principles or practices, financial statement disclosure or accounting scope or procedure.

       (v) None of the events set forth below have occurred during the fiscal years ended December 31, 1995 or 1996:

            (A) The Company's former accountants having advised the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;

            (B) The Company's former accountants having advised the Company that information has come to their attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

            (C)(1) The Company's former accountants having advised the Company of the need to expand significantly the scope of its audit, or that information has come to their attention during the fiscal years ended December 31, 1995 and December 31, 1996, that if further investigated may: (i) materially impact the fairness or reliability of either: a previously issued audit report of the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, and

            (2) Due to the Company's former accountants dismissal, or for any other reason, the accountants did not so expand the scope of its audit or conduct such further investigation; or

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            (D)(1) The Company's former accountants having advised the Company that information has come to their attention that it has concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to their satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and

            (2) Due to the Company's former accountants dismissal, or for any other reason, the issue has not been resolved to the accountants' satisfaction prior to its dismissal.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            1. Letter, dated May 7, 1997, from Coopers & Lybrand LLP to the SEC. (Previously filed).

            2.    Letter, dated May 28, 1997, from Coopers & Lybrand LLP to the
                  SEC.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  SLM INTERNATIONAL, INC.
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                                                        (Registrant)



                                              /s/ RUSSELL J. DAVID
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                                                         (Signature)
                                                  Russell J. David
                                                  Vice President, Finance

Date: May 29, 1997